UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2011
AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1614 15th Street, Suite 300
Denver, Colorado 80202	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
     On September 9, 2011, American Midstream Partners, LP issued a press release reporting its financial results for the 2011 second quarter. The press release also provided information for accessing the related conference call. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits. See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP
By: American Midstream GP, LLC,
its General Partner

Date: September 12, 2011	By:	/s/ Sandra M. Flower
		Name:	Sandra M. Flower
		Title:	Vice President of Finance

Exhibit Index

Exhibit Number	Description

99.1	American Midstream Partners, LP press release dated September 9, 2011